UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12

W. R. Grace & Co.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
___________________________________________________________

(2)	Aggregate number of securities to which transaction applies:
___________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
___________________________________________________________

(4)	Proposed maximum aggregate value of transaction:
___________________________________________________________

(5)	Total fee paid:
___________________________________________________________

☐    Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
___________________________________________________________

(2)	Form, Schedule or Registration Statement No.:
___________________________________________________________

(3)	Filing Party:
___________________________________________________________

(4)	Date Filed:
___________________________________________________________

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

W. R. GRACE & CO.

ANNUAL MEETING OF STOCKHOLDERS
Wednesday, May 9, 2018
9:00 a.m. Eastern Time

Ten Oaks Ballroom
5000 Signal Bell Lane
Clarksville, Maryland 21029

Important Notice Regarding the Availability of Proxy Materials for the
W. R. Grace & Co. Stockholder Meeting to be Held on May 9, 2018
Notice is hereby given that the Annual Meeting of Stockholders of W. R. Grace & Co. will be held at Ten Oaks
Ballroom, 5000 Signal Bell Lane, Clarksville, Maryland 21029 on May 9, 2018, at 9:00 a.m. Eastern Time.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Proxy Statement, Notice of Annual Meeting, Proxy Card and Annual Report are available at
proxymaterials.grace.com
If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before April 27, 2018, to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends a vote FOR all nominees, and FOR Proposals 2, 3 and 4.
1.	Election of Directors
Nominees – Class I (Term expiring 2021):
	01 – Robert F. Cummings, Jr.	02 – Hudson La Force	03 – Mark E. Tomkins

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2018

3.	Advisory vote to approve the compensation of Grace's named executive officers, as described in our proxy materials

4.	The approval of the W. R. Grace & Co. 2018 Stock Incentive Plan

THIS IS NOT A FORM FOR VOTING
You may immediately authorize a proxy to vote your shares on the Internet at:
www.proxypush.com/gra

•	Use the Internet to authorize a proxy to vote your shares 24 hours a day, 7 days a week, until 11:59 p.m. (ET) on May 8, 2018. Scan code for mobile voting.

•	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your shares.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Directions to the 2018 Annual Meeting of Stockholders,
if you wish to attend the meeting and vote in person:

Heading northwest on Maryland 32, take exit 20 for Maryland 108 toward Clarksville.
Turn right onto Maryland 108 E/Clarksville Pike.
Turn right onto Signal Bell Lane.
Ten Oaks Ballroom will be on the right.

Heading southeast on Maryland 32, take exit 20 for Maryland 108 toward Clarksville.
Turn left onto Maryland 108 E/Clarksville Pike.
Turn right onto Signal Bell Lane.
Ten Oaks Ballroom will be on the right.

To request paper copies of the proxy materials, which include the proxy card, notice of annual meeting, proxy statement and annual report, please contact us via:
:	Internet/Mobile – Access the Internet and go to www.investorelections.com/gra . Follow the instructions to log in, and order copies.

(	Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

*
Email – Send us an email at paper@investorelections.com with “GRA Materials Request” in the subject line.
The email must include:
• The 11-digit control # located in the box in the upper right hand corner on the front of this notice.
• Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
• If you choose email delivery you must include the email address.
• If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.